SUPPLEMENT DATED JUNE 24, 2020 TO THE PROSPECTUS OF
VANECK FUNDS

VANECK NDR MANAGED ALLOCATION FUND
CLASS A: NDRMX / CLASS I: NDRUX / CLASS Y: NDRYX

Dated May 1, 2020

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Funds (the “Trust”) regarding VanEck NDR Managed Allocation Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.1115 or visiting the VanEck website at www.vaneck.com.

Appendix A: “Intermediary Sales Charge Discounts and Waivers” of this Prospectus is supplemented by adding the following language to the end of the Appendix.

F. Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waiver on Class A Shares available at Stifel
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

Please retain this supplement for future reference.